UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 16, 2009


                           My Screen Mobile, Inc.

          (Exact name of registrant as specified in its charter)



Delaware                    000-20675                   23-2932617
(State or other      (Commission File Number)         (IRS Employer
jurisdiction of                                       Identification
incorporation)                                            Number)


70 Yorkville Ave, Suite 300, Toronto, Ontario, Canada      M5R 1B9
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code 866-936-8333

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Global Financial Enterprises, LLC

       My Screen Mobile, Inc., a Delaware corporation ("My Screen") entered into a Securities Purchase Agreement with Global Financial Enterprises, LLC, a Florida limited liability company ("Global") dated December 16, 2009 (the "Purchase Agreement"), to sell and issue to Global up to US Five Million Dollars (US$5,000,000) of unsecured convertible debentures ("Debentures"), which shall be convertible into shares of My Screen's common stock. The Debentures accrue interest at a rate of five percent (5%) per annum and are convertible into shares of My Screen common stock at a price per share equal to US One Dollar and Five Cents (US$1.05), with such price being subject to adjustment in certain circumstances as provided in the Debenture (the "Exercise Price").

       On December 16, 2009, Global purchased the US Two Million Dollars (US$2,000,000) of the Debentures.

       The Debentures are convertible at the option of Global at the Exercise Price. My Screen is entitled to require that Global convert all or any portion of the Debenture at the Exercise Price upon the achievement of either: (a) the Company having audited full year net income in excess of US One Million Dollars (US$1,000,000) or (b) the Company having audited full year revenues in excess of US Ten Million Dollars (US$10,000,000).

	Global's obligation to purchase the remaining US Three Million Dollars (US$3,000,000) of the Debentures is subject to My Screen satisfying several conditions, including My Screen confirming that its technology has been commercially launched in Turkey and that My Screen has signed, effective advertising contracts that are expected to generate a minimum of $500,000 of gross revenue for My Screen.

	In connection with and as more fully described in the Purchase Agreement, My Screen agreed to grant to Global warrants to purchase one share of My Screen common stock at a price per share equal to US One Dollar and Fifty Cents (US$1.50) for each share of common stock in which the Debenture is convertible. Pursuant to this requirement, My Screen has delivered to Global a warrant to purchase 1,904,762 shares of My Screen common stock. Additionally, as compensation under and as more fully described in the Purchase Agreement, My Screen agreed to grant to Global such number of warrants as is equal to three and one-half percent (3.5%) of the gross proceeds from each closing exercisable at a price per share equal to US One Dollar and Fifty Cents (US$1.50) and up to 1,000,000 shares of common stock. Pursuant to this requirement, My Screen has delivered to Global a warrant to purchase 70,000 shares of My Screen common stock and 750,000 shares of common stock.

       My Screen has agreed to register the shares of common stock underlying the conversion of the Debentures and the exercise of the warrants as well as the shares of common stock granted to Global, subject to the provisions of Rule 415 of the Securities Act of 1933.


Item 9.01

Financial Statements and Exhibits.

    (d) Exhibits

4.1 Securities Purchase Agreement between My Screen Mobile, Inc. and Global Financial Enterprises, LLC

4.2  Form of Convertible Debenture issued to Global Financial
     Enterprises, LLC.

4.3  Form of Warrant issued to Global Financial Enterprises

4.4 Registration Rights Agreement between My Screen Mobile, Inc. and Global Financial Enterprises, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    My Screen Mobile, Inc.


                                    By: /s/ Bruce MacInnis
                                        ------------------
                                        Bruce MacInnis,
                                        Chief Financial Officer

Date: January 27, 2010

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INDEX TO EXHIBITS




Exhibit
Number          Description


4.1 Securities Purchase Agreement between My Screen Mobile, Inc. and Global Financial Enterprises, LLC

4.2             Form of Convertible Debenture issued to Global Financial
                Enterprises, LLC.

4.3             Form of Warrant issued to Global Financial Enterprises

4.4             Registration Rights Agreement between My Screen Mobile, Inc.
                and Global Financial Enterprises, LLC


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